Exhibit 10.cc

                                                                [EXECUTION COPY]

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

         AMENDMENT dated as of October 19, 1998 to the Credit Agreement dated as of March 30, 1998 (as amended by Amendment No. 1 dated as of May 8, 1998 and Amendment No. 2 dated as of June 30, 1998, the "Credit Agreement") among SUNBEAM CORPORATION (the "Parent"), the SUBSIDIARY BORROWERS referred to therein, the LENDERS party thereto, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Documentation Agent, and FIRST UNION NATIONAL BANK, as Administrative Agent.

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement to (i) provide that the Existing Forrest County Letter of Credit (as hereinafter defined) and the Existing BANTSA Letter of Credit be deemed to have been issued pursuant to the Credit Agreement, (ii) decrease the fees applicable to Trade Letters of Credit (as hereinafter defined), (iii) increase the rate of interest applicable to ABR Borrowings and Eurodollar Borrowings, (iv) add certain informational requirements and modify others and (v) extend the period for certain waivers and agreements from December 31, 1998 to April 10, 1999, all as more fully set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Except as herein specifically amended, all terms and provisions of the Credit Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions. This Amendment is limited as specified and shall not constitute a modification or waiver of any other provision of the Credit Agreement or any other Loan Document.

         SECTION 2. Existing Forrest County Letter of Credit. A definition of "Existing Forrest County Letter of Credit" is added in alphabetical order to
Section 1.01 of the Credit Agreement to read as follows:



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                  ""Existing Forrest County Letter of Credit"" means Letter of
Credit No. S547031 issued by First Union National Bank for the benefit of Forrest County, Mississippi in the maximum stated amount of $6,346,527.78 having an expiry date of no later than March 31, 1999, unless extended in accordance with the provisions thereof."

         SECTION 3. LC Exposure. The definition of "LC Exposure" in Section 1.01 of the Credit Agreement is amended by deleting clause (a) thereof and replacing it with the following:

         "(a) the aggregate undrawn amount of all outstanding Letters of Credit, Trade Letters of Credit, the Existing BANTSA Letter of Credit, the Existing CoreStates Letters of Credit and the Existing Forrest County Letter of Credit at such time plus"

         SECTION 4. Operating Unit. A definition of "Operating Unit" is added in alphabetical order to Section 1.01 of the Credit Agreement to read as follows:

                  ""Operating Unit" means each of (i) the domestic operations of Coleman, (ii) the domestic operations of First Alert, (iii) the domestic operations of the Parent and all its Subsidiaries other than those included in clauses (i) and (ii) above and (iv) all international operations of the Parent and its Subsidiaries."

         SECTION 5. Strategic Business Unit. A definition of "Strategic Business Unit" is added in alphabetical order to Section 1.01 of the Credit Agreement to read as follows:

                  ""Strategic Business Unit" means each of the separate business units listed on Schedule A hereto which represent the principal product segments or groups of the Parent."

         SECTION 6. Extension of Tranche A Availability Period. The definition of "Tranche A Availability Period" in Section 1.01 of the Credit Agreement is amended to replace the date "December 31, 1998" with the date "April 10, 1999."

         SECTION 7. Trade Letters of Credit. (a) A definition of "Trade Letter of Credit" is added in alphabetical order to Section 1.01 of the Credit Agreement to read as follows:

                  ""Trade Letter of Credit" means a Letter of Credit issued to support the purchase or sale of goods in the ordinary course of business."

         (b) The last sentence of paragraph (b) of Section 2.04 of the Credit Agreement is amended by replacing "and" after "200,000,000" with a comma, and adding after "(ii)" the following:


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                  "LC Exposure relating to Trade Letters of Credit shall not exceed $75,000,000 and (iii)"

         SECTION 8. Letters of Credit. The following new paragraphs (l) and (m) are added to the end of Section 2.04 of the Credit Agreement:

                  "(l) Existing Forrest County Letter of Credit. The parties hereto agree that, as of the date hereof, the Existing Forrest County Letter of Credit shall be deemed to have been issued pursuant to this Agreement and all provisions hereof shall apply thereto as if such Existing Forrest County Letter of Credit were issued hereunder on such date.

                  (m) Existing BANTSA Letter of Credit. The parties hereto agree that, as of the date hereof, the Existing BANTSA Letter of Credit shall be deemed to have been issued pursuant to this Agreement and all provisions hereof shall apply thereto as if such BANTSA Letter of Credit were issued hereunder on such date."

         SECTION 9. Fees. The first sentence of paragraph (b) of Section 2.11 of the Credit Agreement is amended to replace "at the rate of 2.75% per annum" with "(A) in the case of Trade Letters of Credit, at the rate of 1% annum and (B) in the case of all other Letters of Credit, at the Applicable Eurodollar Margin as it may change from time to time less 1/4% per annum".

         SECTION 10. Interest. Paragraphs (a) and (b) of Section 2.12 of the Credit Agreement are amended in their entirety to read as follows:

                  "(a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable ABR Margin per annum. The "Applicable ABR Margin" means for each day through December 31, 1998, 1.75%; for each day during the month of January, 1999, 2.00%; for each day during the month of February, 1999, 2.25%; for each day during the month of March, 1999, 2.50%; and for each day thereafter, 2.75%; provided that on each date when the Parent shall fail to deliver any of the information required by the next to last paragraph of Section 5.02, the Applicable ABR Margin shall automatically and permanently, increase by an additional .25%. Notwithstanding the foregoing, in no event shall the Applicable ABR Margin be greater than 2.75%.

                  (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Eurodollar Margin per annum, as it may change from time to time. The "Applicable Eurodollar Margin" means for each day through December 31, 1998, 3.00%; for each day during the month of January, 1999, 3.25%; for each day during the month of February, 1999, 3.50%; for each day during the month of March, 1999, 3.75%; and for each day thereafter, 4.00%; provided that on each date when the Parent shall fail to deliver any of the information required by the


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next to last paragraph of Section 5.02, the Applicable Eurodollar Margin shall automatically and permanently, increase by an additional .25%. Notwithstanding the foregoing, in no event shall the Applicable Eurodollar Margin be greater than 4.00%."

         SECTION 11. Conditions to Each Credit Event. The last sentence of
Section 4.04 of the Credit Agreement is amended to replace "December 31, 1998" with "April 10, 1999".

         SECTION 12. Additional Informational and Other Requirements and Understandings. The last paragraph of Section 5.02 of the Credit Agreement beginning with "In addition" is deleted in its entirety and replaced with the following paragraphs:

         "In addition, the Parent will furnish the following information, in form and substance reasonably satisfactory to the Agents, to the Administrative Agent as of the following dates:

                  (A) within 30 days of the end of each month beginning with the month of November, 1998, monthly income statements for each Operating Unit; provided that, as soon as available, the Parent shall instead furnish such information for each Strategic Business Unit;

                  (B) on or before November 13, 1998, income statement projections for each Operating Unit for each month, beginning with the month of October, 1998, during the remainder of the Parent's fiscal year 1998; provided that, as soon as available, the Parent shall instead furnish such information for each Strategic Business Unit;

                  (C) on or before the 15th day and the last Business Day of each month, commencing October 30, 1998, cash forecasts of each Operating Unit, showing weekly cash needs for the succeeding 12 weeks from the date of preparation; provided that, as soon as available, the Parent shall instead furnish such information for each Strategic Business Unit;

                  (D) as soon as available, but in no event later than December 15, 1998, (1) final income statements of each Strategic Business Unit for the Parent's fiscal year 1997 and (2) final income statement projections of each Strategic Business Unit for the Parent's fiscal year 1998;

                  (E) on or before December 15, 1998, preliminary income statement projections for the Parent's fiscal years 1999, 2000 and 2001, (1) for each Strategic Business Unit and (2) on a consolidated and consolidating basis for the Parent;


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                  (F) on or before January 6, 1999, projections for the Parent's fiscal year 1999 of (1) balance sheets and related cash flows of each Operating Unit; provided that, as soon as available, the Parent shall instead furnish such information for each Strategic Business Unit and
         (2) consolidated and consolidating balance sheets and related cash flows of the Parent;

                  (G) on or before January 15, 1999, final income statement projections, on a monthly basis, for the Parent's fiscal year 1999, (1) for each Operating Unit; provided that, as soon as available, the Parent shall instead furnish such information for each Strategic Business Unit and (2) on a consolidated and a consolidating basis for the Parent;

                  (H) on or before January 15, 1999, final income statement projections, on a monthly basis, for the Parent's fiscal year 1998, (1) for each Operating Unit; provided that, as soon as available, the Parent shall instead furnish such information for each Strategic Business Unit and (2) on a consolidated and a consolidating basis for the Parent;

                  (I) on or before February 1, 1999, final projections of the balance sheet and related income statement and cash flows, for the Parent's fiscal year 1999 (1) for each Operating Unit; provided that, as soon as available, the Parent shall instead furnish such information for each Strategic Business Unit and (2) on a consolidated and consolidating basis for the Parent;

                  (J) on or before February 8, 1998, final projections of the balance sheet and related income statement and cash flows, for the Parent's fiscal years 2000 and 2001 (1) for each Operating Unit; provided that, as soon as available, the Parent shall instead furnish such information for each Strategic Business Unit and (2) on a consolidated and a consolidating basis for the Parent; and

                  (K) on or before February 28, 1999, drafts of (1) the Parent's final consolidated balance sheet and related income statement, stockholders' equity and cash flows as of the end of and for the Parent's fiscal year 1998, setting forth in each case in comparative form the figures for the previous year and (2) each Operating Unit's balance sheet and related income statement and cash flows as of the end of the Parent's fiscal year 1998, setting forth in each case in comparative form the figures for such year; provided that, as soon as available, the Parent shall instead furnish such information for each Strategic Business Unit.



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         In addition, as requested by the Required Lenders, senior management of the Parent (if requested by the Required Lenders, together with representatives of its independent public accountants) shall continue to meet with representatives of the Lenders, to review the operations, business affairs and financial condition of the Parent and each Operating Unit; provided that as soon as possible, such reviews shall be with respect to the Parent and each Strategic Business Unit."

         SECTION 13. Compliance with Laws and Contracts. Paragraph (c) of
Section 5.07 of the Credit Agreement is amended to replace "December 31, 1998" with "April 10, 1999."

         SECTION 14. Approved Hedging Agreements. Section 5.10 of the Credit Agreement is amended to change the time period set forth therein from "270 days" to "375 days."

         SECTION 15. Indebtedness. (a) Paragraph (b) of Section 6.01 of the Credit Agreement is amended by deleting clauses (ii) and (iii) in their entirety and "(iv)" and replacing them with "(ii)";

         (b) Schedule 6.01 to the Credit Agreement is amended to delete therefrom all references to the Existing BANTSA Letter of Credit and the Existing CoreStates Letters of Credit.

         SECTION 16. Leverage Ratio; Interest Coverage Ratio; Fixed Charge Coverage Ratio. The proviso at the end of each of Section 6.12, Section 6.13 and
Section 6.14 of the Credit Agreement is amended to read in its entirety as follows:

                  "; provided that the obligation of the Parent to comply with this covenant at June 30, 1998, September 30, 1998 and December 31, 1998 shall not be effective until April 10, 1999."

         SECTION 17. Consolidated EBITDA. Section 6.15 of the Credit Agreement is hereby amended by adding a new clause (c) at the end thereof:

                  "(c) During each of the months of February, March and April, 1999, Consolidated EBITDA will not be less than 80% of the Consolidated EBITDA set forth in the final income statement plan for such month delivered pursuant to Section 5.02(G)."

         SECTION 18. Waiver. The Lenders waive any Event of Default that existed on June 30, 1998, which waiver shall expire on April 10, 1999. This Waiver shall not constitute a waiver of any Event of Default existing on or after July 1, 1998.

         SECTION 19. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.



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         SECTION 20. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 21. Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Administrative Agent shall have received from each of the Parent and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                 SUNBEAM CORPORATION

                                 By /s/ BOBBY JENKINS
                                   ---------------------------------------------
                                       Name: Bobby Jenkins
                                       Title: Executive Vice President and
                                              Chief Financial Officer


                                 MORGAN STANLEY SENIOR FUNDING, INC.,
                                       individually and as Syndication Agent

                                 By /s/ R. BRAM SMITH
                                   ---------------------------------------------
                                       Name: R. Bram Smith
                                       Title: Managing Director


                                 BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                 ASSOCIATION,
                                       individually and as Documentation Agent

                                 By /s/ H.G. WHEELOCK
                                   ---------------------------------------------
                                       Name: H.G. Wheelock
                                       Title: VP


                                 FIRST UNION NATIONAL BANK,
                                       individually and as Administrative Agent

                                 By /s/ T.M. MOLITOR
                                   ---------------------------------------------
                                       Name: T.M. Molitor
                                       Title: SVP




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                                   SCHEDULE A

First Alert
Health Division
Coleman
Powermate
Eastpak
Europe
Japan
Latin America
Asia/Pacific
Outdoor Cooking
Appliances
Personal Care & Comfort
Canada
Retail Stores
Surplus (special markets)
Licensing